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                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this Form 10-Q.


                                                       ARTHUR ANDERSEN LLP

Dallas, Texas
May 11, 1995